                                                                   EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                THIS REGISTRATION RIGHTS AGREEMENT, dated as of March 31, 1998, is entered into by and among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust (the "Trust"), BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"), Brookstone Investors, L.L.C., Brookstone Holdings of Del. - 4, L.L.C., Brookstone Holdings of Del. - 5, L.L.C. and Brookstone Holdings of Del. - 6, L.L.C. (each an "LLC" and, collectively, the "LLCs") and Ronald Berman (a member of each of the LLCs) and Marie Berman (a member of Brookstone Investors, L.L.C.)(together, the "Members").

                                    RECITALS
                                    --------

                WHEREAS, the LLCs holds indirect ownership interests in certain properties (the "Properties") which they may cause to be contributed to the Partnership in exchange for units of limited partnership interests ("Units") in the Partnership in accordance with the terms of that certain Amended and Restated Transfer Agreement, dated as of March 31, 1998, by and among the Partnership and the Transferors (as defined therein)(the "Transfer Agreement");

                WHEREAS, pursuant to the Partnership Agreement (as defined below), the Units will be redeemable for cash or common shares of beneficial interest, par value $.01 per share, of the Trust (the "Common Shares") upon the terms and subject to the conditions contained therein.

                NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                1. Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

                          "Affiliate" of any Person means any other Person
directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                          "Agreement" means this Registration Rights
Agreement, as it may be amended, supplemented or restated from time to time.

                          "Business Day" means any day except a Saturday,
Sunday or other day on which commercial banks in New York, New York are authorized by law to close.

                            "Commission" means the United States Securities and
Exchange Commission.

                            "Exchange Act" means the Securities Exchange Act of
1934, as amended.

                            "Partnership Agreement" means the Amended and
Restated Agreement of Limited Partnership of the Partnership, dated as of November 18, 1997, as previously amended and as the same may be amended, modified or restated from time to time.

                            "Person" means an individual or a corporation,
partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                            "Registrable Securities" means any Common Shares
issued or issuable upon any redemption of Units issued pursuant to the Transfer Agreement; provided that such Common Shares shall cease to constitute Registrable Securities once: (i) a registration statement covering such Common Shares has been declared effective by the Commission and such Common Shares have been sold or transferred pursuant to such effective registration statement, (ii) such Common Shares may be sold pursuant to Rule 144(k) under the Securities Act or (iii) such Common Shares have been otherwise transferred in a transaction that would constitute a sale thereof under the Securities Act, the Trust has delivered a new certificate or other evidence of ownership for such Common Shares not bearing the Securities Act restricted stock legend and such Common Shares may be resold without subsequent registration under the Securities Act.

                            "Registration Expenses" means all expenses incident
to the Trust's performance of or compliance with Article 2, including, without limitation, all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, and printing expenses, the fees and disbursements of counsel for the Trust and of the Trust's independent public accountants, but excluding fees and disbursements of counsel or other advisors for the LLCs and the Members and excluding any brokerage discounts or commissions payable in connection with a sale of Registrable Securities.

                            "Rule 144" means Rule 144 under the Securities Act,
as amended from time to time (or any successor statute).

                            "Securities Act" means the Securities Act of 1933,
as amended.

                  2.       Registration Rights.
                           --------------------

                           2.1     Registration on Demand.
                                   -----------------------

                                   2.1.1 Registration of Registrable Securities.
Subject to Sections 2.1.3 and 2.1.6, within 60 days after the date hereof the Trust shall prepare and file with the Commission a "shelf" registration statement under the Securities Act covering the offer and sale of the Registrable Securities by the LLCs in an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, and the Trust shall use its best efforts to cause that registration statement to be effective within 180 days after the date hereof. Thereafter, the Trust shall use best efforts to take all such action (including timely filing of all reports required to be filed pursuant to the Securities Exchange Act of 1934) as may be necessary to cause that registration to remain in effect until all of the Registrable Securities have been sold by the LLCs (or such earlier date as any unsold shares of Registrable Securities may lawfully be sold without registration under the Securities Act), subject to Section 12 hereof.

                            2.1.2 Registration of Other Securities. Whenever the
Trust shall effect a registration pursuant to this Section 2.1, holders of securities of the Trust who have registration rights may include all or a portion of such securities in such registration, offering or sale.

                            2.1.3 Registration Statement Form S-3. Registrations
under this Section 2.1 shall only be required to be made on Form S-3, or any successor form. In the event the Trust is not eligible to use Form S-3 to register the Registrable Securities, it may delay the filing of the applicable registration statement until that date on which the Trust is again eligible to file a Form S-3. The Trust hereby represents and warranties to the LLCs that, as of the date hereof, the Trust is eligible to register the Registrable Securities on Form S-3, and the Trust shall use its best efforts to remain eligible to register the Registrable Securities on Form S-3.

                            2.1.4 Expenses. The Trust shall pay the Registration
Expenses in connection with the registration effected pursuant to this Section
2.1. If a registration pursuant to this Section 2.1 is withdrawn or otherwise not effected, other than at the request of the LLCs, the Trust shall pay the Registration Expenses in connection therewith. If the registration is withdrawn at the request of the LLCs and if the LLCs elect not to have such registration count as their single registration under this Section 2.1, the LLCs shall pay all the Registration Expenses of such registration, other than the fees and expenses of counsel to the Trust or of any other holder of Trust securities participating in the registration (a "Participating Holder").

                            2.1.5 Effective Registration Statement. A
registration pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has been declared effective by the Commission or (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and has not thereafter become effective.

                            2.1.6 Limitations on Registration on Demand.

                                  (i)      In no event shall the Trust be
required to effect more than one registration pursuant to this Section 2.1.

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                                             (ii) Notwithstanding anything
herein, if the Trust reasonably believes that the filing of a registration statement with the Commission would adversely affect the contemplated activities of the Trust, then the Trust may postpone the filing of the applicable registration statement for a period not in excess of 30 days or, in the event the filing is being postponed in connection with a proposed underwritten public offering of the Trust's securities, for such longer period (not to exceed an additional 30 days) as may be reasonably requested by the managing underwriter for such proposed offering.


                                             (iii) Notwithstanding anything
herein, if the filing of a registration statement pursuant to this Agreement would require the Trust to include in a filing with the Commission financial statements of probable or completed acquisitions in order that such registration statement be in compliance with rules and regulations of the Commission, then the Trust may delay the filing of such registration statement until it has included the requisite financial statements (including any necessary pro forma financial information) in a filing with the Commission.

                           2.2      Registration Procedures.
                                    ------------------------

                                    2.2.1   In connection with the registration
of any Registrable Securities under the Securities Act as provided in Section 2.1, the Trust shall as promptly as practicable:

                                             (i) prepare and file with the
Commission the requisite registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become and remain effective;

                                             (ii) prepare and file with the
Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until all of such Registrable Securities have been sold thereunder;

                                             (iii) furnish to the LLCs such
number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such number of copies of such other documents as the LLCs may reasonably request;

                                             (iv) use commercially reasonable
efforts (x) to register or qualify all Registrable Securities under such other securities or Blue Sky laws of such States of the United States of America where an exemption is not available and as an LLC shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may reasonably be necessary or advisable to enable an LLC to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by such LLC, except that the Trust shall not for any such purpose be required to qualify generally to do business as a foreign trust in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                                             (v) notify the LLCs upon discovery
that, or upon the happening of any event as a result of which, the prospectus included in the registration statement filed pursuant to this agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the LLCs, use its best efforts to promptly prepare and furnish to the LLCs such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                                             (vi) use commercially reasonable
efforts to list all Registrable Securities covered by such registration statement on any national securities exchange or over-the-counter market, if any, on which Registrable Securities covered by such registration statement are then listed.

                  The LLCs agree that upon receipt of any notice from the Trust of the happening of an event of the kind described in Section 2.2.1(v), the LLCs shall forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the LLCs' receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.2.1(v).

                           2.3.     Holdback Agreements; Information Blackout.
                                    ------------------------------------------

                                    2.3.1 Holdback Agreements. In connection
with an underwritten public offering of securities of the Trust, the LLCs agree that, if required by the underwriter or underwriters, they will not effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, during the period commencing 10 days prior to the expected commencement of the offering and ending 30 days after the closing of such offering.

                                    2.3.2 Information Blackout. At any time
when a registration statement effected pursuant to this Section 2 relating to Registrable Securities is effective, upon written notice from the Trust to the LLCs that the Trust has determined in good faith that sale of Registrable Securities pursuant to the registration statement would require disclosure by the Trust of non-public material information not otherwise required, in the judgment of the Trust, to be disclosed under applicable law, the LLCs shall suspend sales of Registrable Securities pursuant to such registration statement until the earlier of (a) 30 days after the Trust makes such good faith determination and (b) such time as the Trust notifies the LLCs that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such registration statement may otherwise be resumed.

                            2.4 Preparation. In connection with the preparation
and filing of any registration statement under the Securities Act in which the LLCs are selling shareholders, the Trust shall give the LLCs not less than 15 days prior written notice of the preparation of such registration statement and give the LLCs and their counsel and accountants the opportunity to review and comment on, at the LLCs' expense, the applicable portions, relating to the LLCs (including the Selling Shareholder and Plan of Distribution sections), of the registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto (provided that the LLCs shall furnish the Trust with comments on any such amendment or supplement as promptly as the Trust shall reasonably require).

                            2.5 Indemnification.
                                ----------------

                                     2.5.1 Indemnification by the Trust. In the
event of any registration of any securities of the Trust under the Securities Act in which an LLC is or may be a selling shareholder, the Trust shall, and hereby does, indemnify and hold harmless, such LLC, its members, officers, employees, agents and affiliates and each Person who controls such LLC within the meaning of the Securities Act, insofar as losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or (b) any violation by the Trust, its trustees, officers, employees or agents of this Agreement or any law applicable to and in connection with such registration, and the Trust shall reimburse such LLC and each such member, officer, agent or affiliate and controlling Person of such LLC for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding described in clauses (a) or (b); provided, however, that the Trust shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the

Trust by such LLC. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such LLC or any member, officer, agent, affiliate or controlling Person of such LLC and shall survive the transfer of such securities by such LLC.

                                     2.5.2 Indemnification by the LLCs If any
Registrable Securities are included in any registration statement, the LLCs shall, jointly and severally, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.5.1 above) the Trust and each trustee, officer and employee of the Trust and each Person who controls the Trust within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Trust by the LLCs.

                                     2.5.3 Notice of Claims, Etc. Promptly after
receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this
Section 2.5, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this
Section 2.5, except to the extent that the indemnifying party is materially prejudiced by such failure. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that the indemnifying parties may agree, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable out of pocket costs related to the indemnified party's cooperation with the indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Consent of the indemnified party shall be required for the entry of any judgment or to enter into a settlement only when such judgment or settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect such claim or litigation.

                                     2.5.4 Contribution. If the indemnification
provided for in this Section 2.5 shall for any reason be held by a court to be unavailable to an indemnified party under Section 2.5.1 or 2.5.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Sections 2.5.1 or 2.5.2 hereof, the indemnified party and the indemnifying party under Sections 2.5.1 or 2.5.2 hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Trust on one hand and the LLCs on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative fault of the Trust on one hand and the LLCs on the other that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such Person's written consent, which consent shall not be unreasonably withheld.

                  3. Decisions; Modification; Waivers. All decisions by, and notices from, the LLCs hereunder shall be made by the holders of not less than a majority of the Registrable Securities outstanding and all other holders of Registrable Securities shall be bound by any such decision. This Agreement may be modified or amended only with the written consent the Trust, the Partnership and the LLCs holding not less than a majority of the Registrable Securities. No party shall be released from its obligations hereunder without the written consent of the other party. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the party against which such waiver is to be asserted. Except as otherwise specifically provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

                  4. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior and contemporaneous agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  5. Severability. If any provision of this Agreement, or the application of such provision to any party or circumstance, shall be held invalid, the remainder of this Agreement or the application of such provision to other parties or circumstances, to the extent permitted by law, shall not be affected thereby; provided, that the parties shall negotiate in good faith with respect to an equitable modification of the provision or application thereof held to be invalid.

                  6. Notices. All notices, requests and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered (i) in person, (ii) by certified mail, return receipt requested, (iii) by recognized overnight delivery service providing positive tracking of items (for example, Federal Express), or (iv) by confirmed telecopier, in each case addressed as follows:

                           If to the Trust or the Partnership, addressed to:
                           -------------------------------------------------

                           c/o Brandywine Realty Trust
                           Newtown Square Corporate Campus
                           16 Campus Boulevard
                           Suite 150
                           Newtown Square, PA  19073
                           Attention: Gerard H. Sweeney, President and Chief Executive Officer
                           Fax:  (610) 325-5622

                           with a copy in each instance to:
                           --------------------------------
                           Brad A. Molotsky, General Counsel
                           Brandywine Operating Partnership, L.P.
                           Newtown Square Corporate Campus
                           16 Campus Boulevard
                           Suite 150
                           Newtown Square, PA  19073
                           Fax:  (610) 325-5622

                           If to the LLCs or a Member, addressed to:
                           -----------------------------------------

                           c/o R. Berman Development Co., L.L.C.
                           150 West State Street
                           P.O. Box 4571
                           Trenton, NJ 08611
                           Fax: (609) 393-0447

                           with a copy in each instance to:
                           --------------------------------

                           S. L. Warhaftig, Esquire
                           Proskauer Rose LLP
                           1585 Broadway
                           New York, NY  10036-8299
                           Fax:  (212) 969-2900

or to such other address or addresses and to the attention of such other person or persons as any of the parties may notify the other in accordance with the provisions of this Agreement. All such notices, requests and other communications shall be deemed to have been sufficiently given for all purposes hereof only if given pursuant to the foregoing requirements as to both manner and address, and only upon receipt (or refusal to accept delivery) by the party to whom such notice is sent. Notices by the parties may be given on their behalf by their respective attorneys.

          7. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the Trust and its successors and permitted assigns. The LLCs may transfer all of the Units to the Members in one or more transactions exempt from the registration requirements of the Securities Act. Following the first such transfer, all references herein to the "LLCs" shall be deemed to refer collectively to the LLCs and the Members then holding Registrable Securities.

          8. Counterparts. This Agreement may be executed in counterparts, each of which for all purposes shall be deemed to be an original and all of which together shall constitute the same agreement.

          9. Headings. The Section headings in this Agreement are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

          10. Construction. This Agreement shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its principles of conflict of laws.

          11. Recapitalizations, etc. In the event that any shares of beneficial interest or other securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, share dividend, split-up, sale of assets, distribution to shareholders or combination of the Registrable Securities or any other similar change in the Trust's capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

          12. Term. This Agreement shall continue in full force and effect until the earlier of (i) six (6) years after the date hereof and (ii) the first date on which the LLCs may sell all of the Registrable Securities held by him in a ninety (90) day period pursuant to Rule 144 under the Securities Act.




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



                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first above written and delivered by their respective duly authorized officers.

                             BRANDYWINE REALTY TRUST


                             By: /s/Gerard H. Sweeney
                                 ------------------------------------
                                   Name:  Gerard H. Sweeney
                                   Title:  President & CEO


                             BRANDYWINE OPERATING
                             PARTNERSHIP, L.P.

                             By:      BRANDYWINE REALTY
                                      TRUST, its sole general partner


                             By: /s/Gerard H. Sweeney
                                 ------------------------------------
                                   Name:  Gerard H. Sweeney
                                   Title:  President & CEO


                             BROOKSTONE INVESTORS, L.L.C.


                             By: /s/Ronald Berman
                                 ------------------------------------
                                   Ronald Berman, Member


                             BROOKSTONE HOLDINGS OF
                             DEL. - 4, L.L.C.


                             By: /s/Ronald Berman
                                 ------------------------------------
                                   Ronald Berman, Member

                       [signatures continued]

                                      [signatures continued from prior page]


                                                    BROOKSTONE HOLDINGS OF
                                                    DEL. - 5, L.L.C.


                                                    By: /s/Ronald Berman
                                                        ------------------------
                                                          Ronald Berman, Member


                                                    BROOKSTONE HOLDINGS OF
                                                    DEL. - 6, L.L.C.


                                                    By: /s/Ronald Berman
                                                        ------------------------
                                                          Ronald Berman, Member



                                                    /s/Ronald Berman
                                                    ----------------------------
                                                    Ronald Berman


                                                    /s/Marie Berman
                                                    ----------------------------
                                                    Marie Berman



                                      -12-